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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 7, 2000


                               RADISYS CORPORATION


STATE OF OREGON                        0-26844               93-0945232
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)      File No.)             Identification No.)


5445 NE DAWSON CREEK DRIVE, HILLSBORO, OR                      97124
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (503) 615-1100
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                    NO CHANGE
         --------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On September 7, 2000 RadiSys Corporation (the "Company") announced that it privately placed $20 million aggregate principal amount of convertible subordinated notes pursuant to the exercise of an over-allotment option granted to the initial purchasers of $100 million aggregate principal amount of the notes. The Company's press release announcing the offering is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  99.1     Press release dated September 7, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   September 7, 2000.


                          RADISYS CORPORATION




                          By:   STEPHEN F. LOUGHLIN
                              -------------------------------------
                                Stephen F. Loughlin
                                Vice President of Finance and Administration and
                                Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

   99.1           Press release dated September 7, 2000.